UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported: September 29, 2003)



                               NUTRITION 21, INC.

             (Exact name of registrant as specified in its charter)

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
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                    New York                                0-14983                           11-2653613
----------------------------------------- ------------------------------------- --------------------------------
        (State or Other Jurisdiction of       (Commission file Number)               (IRS Employer Identification
                 Incorporation)                                                                  No.)
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4 Manhattanville Road, Purchase, New York                              10577
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (914) 701-4500



                                       N/A
          (Former name or former address, if changed since last report)

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On September 29, 2003, Nutrition 21, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.





                                    Nutrition 21, Inc.
                                    (Registrant)


Date:  September 29, 2003           By: /s/ Gail Montgomery
                                        -------------------

                                        Gail Montgomery
                                        President & CEO




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